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                                                                   Exhibit 10.11


                                 FORM OF WARRANT

         THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE PATHWAYS GROUP, INC. THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR SUCH LAWS.

VOID AFTER 5:00 P.M. (PACIFIC TIME) THREE YEARS FROM ISSUANCE DATE

No. ____                                             Issuance Date:____________

                            THE PATHWAYS GROUP, INC.

                        WARRANTS TO PURCHASE COMMON STOCK

                  THIS CERTIFIES that ________________ or his registered assigns (hereinafter called the "Holder") is the registered holder of the aggregate number of Warrants ("Warrants") entitling the Holder to purchase from The Pathways Group, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), subject to the terms and conditions set forth hereinafter, __________________________________________ (_____________) fully paid and non-assessable shares (each, a "Warrant Share") of the Common Stock, par value $.01 per share ("Common Stock"), of the Company (subject to adjustment as provided herein). The Holder shall be entitled to exercise the Warrants upon surrender of this Warrant Certificate, and with the subscription form annexed hereto duly executed, and payment in lawful money of the United States of the exercise price equal to $0.65 (the "Exercise Price") for each Warrant Share being purchased, at any time on or after the date hereof and at or prior to 5:00 P.M. (Pacific Time) three years from the issuance date hereof (the "Expiration Date"), at the office of the Company or, if the Company shall designate a warrant transfer agent, at the office of such warrant transfer agent. The Warrants represented by this Warrant Certificate may be exercised by the Holder in whole or in part, but not as to a fraction of a Warrant Share.
Payment of the Exercise Price shall be made in cash or by certified or official bank check.

                  1. This Warrant is exercisable, at the option of the Holder, in whole or in part at any time and from time to time on or before the Expiration Date. Upon the surrender of this Warrant Certificate and payment of the Exercise Price, as herein provided, the Warrants shall be deemed to have been exercised and the person exercising the same shall become the holder of record of the shares of Common Stock so purchased for all purposes on the date of such surrender and payment; provided, however, that if such date is a date on which the stock transfer


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books of the Company are closed, such person shall be deemed to have become the record holder of such shares of Common Stock on the next succeeding date on which the stock transfer books are open. As soon as practicable after such surrender and payment, the Company shall issue and deliver to, or upon the order of, the Holder a certificate or certificates representing the Warrant Shares so purchased and, in the case of a fractional interest in a Warrant Share, cash as provided herein. Upon surrender of this Warrant Certificate to the Company (or its warrant transfer agent, if any), the Company (or warrant transfer agent) shall cancel this Warrant Certificate, and to the extent there is a partial exercise of the Warrants evidenced hereby, the Holder of the Warrant certificate shall receive a replacement Warrant Certificate of like tenor and date evidencing the number of Warrants which shall not have been exercised, unless such Warrants shall have expired.

                  2. Notwithstanding the foregoing, if the Company shall give notice to its stockholders of the liquidation, dissolution or winding up of the Company, the right to exercise the Warrants evidenced hereby shall terminate at the close of business on the third full business day prior to the date specified in such notice as the record date for determining the Company's stockholders entitled to receive any distribution upon liquidation, dissolution or winding up.

                  3. The number and kinds of shares of stock of the Company issuable upon exercise of the Warrants evidenced hereby are subject to modification and adjustment upon the happening of certain events set forth as follows:

                  (a) If, at any time after the date hereof, the Company shall declare or pay a dividend or make a distribution to its stockholders consisting of Common Stock of the Company, the Holder of the Warrants evidenced hereby shall, upon the exercise of such Warrants after the record date for such dividend, receive, in addition to the Warrants Shares otherwise issuable upon such exercise, the number of shares of Common Stock as to which such Holder would have been entitled to receive had such Holder exercised such Warrants immediately prior to the record date for such dividend.

                  (b) If, at any time after the date hereof, the Company shall, by subdivision, combination or reclassification of Common Stock, or through merger or consolidation, or otherwise, alter or modify the number, kind or class of shares of Common Stock, or other securities or property of the Company, then as of the record date of such alteration or modification, the Warrant Shares issuable upon the exercise of a warrant shall be adjusted so as to consist of the number of shares of capital stock or other securities or property of the Company which the Holder would have owned or have been entitled to receive had the Warrants evidenced hereby been exercised immediately prior to the record date for such subdivision, combination or reclassification of Common Stock, or merger or consolidation, or other alteration or modification.

                  (c) If, at any time after the date hereof, the Company shall make any distribution of its assets upon or with respect to the Common Stock, as a liquidating or partial liquidating dividend (other than a liquidation, dissolution, or winding up of the Company as provided for below, or other than as a cash dividend payable out of earnings legally available for dividends under the laws of the State of Delaware), the Holder of the Warrants evidenced hereby shall, upon the exercise of such Warrants after the record date for such distribution or, in the

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absence of a record date, after the date of such distribution, receive, in addition to the Warrant Shares issuable upon such exercise, the amount of such assets which would have been distributed to such Holder had such Holder exercised such Warrants immediately prior to the record date for such distribution or, in the absence of a record date, immediately prior to the date of such distribution.

                  (d) Unless the context otherwise indicates, all references to Warrant Shares in this Warrant Certificate shall, in the event of an adjustment hereunder, be deemed to refer also to any other securities or property receivable upon exercise of the Warrants pursuant to such adjustment.

                  (e) The Warrant Certificate need not be amended because of any adjustment in the number and/or content of Warrant Shares pursuant thereto, and any Warrant Certificate delivered after such adjustment may state the same number of Warrant Shares as is stated in the Warrant Certificate originally delivered. However, the Company may, with the prior written consent of the holders of a majority of outstanding Warrants, amend the form of Warrant Certificate, provided such amendment in form does not affect the substance thereof; and any Warrant Certificate thereafter countersigned and delivered, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so amended.

                  (f) The Company shall not be required to issue fractional shares of Common Stock upon exercise of the Warrants. If, by reason of the calculation of the number of Warrant Shares issuable upon exercise of the Warrants or any adjustment made pursuant to the terms hereof the Holder of the Warrants evidenced hereby would be entitled, upon the exercise thereof, to receive a fractional interest in a share of Common Stock, the Company shall, upon such exercise, purchase such fractional interest for an amount in cash equal to (i) the then current market value of such fractional interest, computed on the basis of the average closing bid and asked prices of shares of Common Stock on the exercise date as furnished to the Company by any member of member firm of a registered national securities exchange selected from time to time by the Company for that purpose or (ii) if such shares of Common Stock are listed on a national securities exchange, at the closing price of such shares on the exercise date.

                  (g) The Holder of the Warrants evidenced hereby shall not, upon the exercise thereof, be entitled to any dividends that may have accrued with respect to the Warrant Shares issuable in respect thereof, or to any interest that may have accrued upon any evidence of indebtedness included in the Warrant Shares, prior to the exercise date.

                  (h) Whenever the number and/or content of Warrant Shares is adjusted pursuant to the terms hereof, the Company shall promptly mail to the Holder of the Warrants evidenced hereby at the address registered with the Company a notice setting forth the adjusted number and/or content of Warrant Shares. Notwithstanding anything to the contrary herein, no provisions of this Warrant Certificate shall entitle the Holder of the Warrants evidenced hereby to any adjustment in Warrant Shares as a result of the grant or exercise of options to public stockholders of the Company.

                  4. In lieu of exercise of any portion of the Warrant, the Warrant represented by this Warrant Certificate (or any portion thereof) may, at the election of the Holder, be

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converted into the nearest whole number of Warrant Shares equal to: (a) the product of (i) the number of Warrant Shares to be so purchased, and (ii) the excess, if any, of (A) the market price per share as of the date of conversion over (B) the Exercise price per Warrant Share, divided by (b) the market price per share as of the date of conversion. The rights provided under this Section 4 may be exercised in whole or in part and at any time and from time to time while any portion of the Warrant remains outstanding. In order to exercise the conversion privilege, the Holder shall surrender to the Company, at its offices, this Warrant Certificate accompanied by a duly completed Notice of Conversion in the form attached hereto. This Warrant (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant Certificate for conversion in accordance with the foregoing provisions. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock to which the Holder shall be entitled as a result of the conversion, and (ii) if the Warrant Certificate is being converted in part only, a new certificate of like tenor and date for the balance of the unconverted portion of the Warrant Certificate.

                  5. This Warrant Certificate may be exchanged either separately or in combination with one or more other Warrant Certificates evidencing Warrants for one or more new certificates of like tenor and date for the same aggregate number of Warrants as are evidenced by the Warrant Certificate exchanged.

                  6. In the event of the liquidation, dissolution, or winding up of the Company (which shall not include an event described in the next paragraph), a notice thereof shall be filed by the Company with the warrant transfer agent, if any shall have been designated by the Company, at least thirty (30) days prior to the record date (which date shall be specified in such notice) for determining security holders of the Company entitled to receive any distribution upon such liquidation, dissolution, or winding up. Such notice also shall specify the date on which the right to exercise Warrants shall expire as provided above. A copy of such notice shall be mailed to the Holder of the Warrants evidenced hereby at the address registered with the Company not more than thirty (30) nor less than twenty (20) days before such record date.

                  7. In the case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of the class or classes of Warrant Shares), or in the case of any sale or transfer to another corporation of the property of the Company in its entirety or substantially in its entirety, the Holder of the Warrants evidenced hereby, upon the exercise thereof at any time after such consolidation, merger, sale or transfer, shall be entitled to receive the kind and amount of shares of Common Stock and other securities and property which such Holder would have received upon such consolidation, merger, sale, or transfer had such Holder exercised its Warrants immediately prior thereto.

                  8. The issue of any shares of Common Stock or other certificate upon the exercise of the Warrants shall be made without charge to the Holder hereof for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name

                                      -4-

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other than that of the Holder of this Warrant Certificate, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  9. This Warrant Certificate and all rights hereunder are transferable on the books of the Company only upon compliance with the provisions of the Securities Act of 1933, as amended, and applicable state securities laws, upon surrender of this Warrant Certificate, with the form of assignment attached hereto duly executed by the Holder hereof or by its attorney duly authorized in writing, to the Company at its principal executive offices, or at the office of the warrant transfer agent, if any shall have been designated by the Company, and thereupon there shall be issued in the name of the transferee or transferees, in exchange for this Warrant Certificate, a new Warrant Certificate or Warrant Certificates of like tenor and date, representing in the aggregate the number of warrants evidenced hereby.

                  10. If this Warrant Certificate shall be lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnify or otherwise protect the Company as the Company may in its discretion impose, issue a new Warrant Certificate of like denomination, tenor and date as the Warrant Certificate so lost, stolen, mutilated or destroyed. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

                  11. The Company may deem and treat the Holder of this Warrant Certificate as the absolute owner of this Warrant Certificate for all purposes and shall not be affected by any notice to the contrary.

                  12. This Warrant Certificate and the Warrants evidenced hereby shall not, prior to the exercise thereof, entitle the Holder to any rights of a stockholder of the Company either at law in or equity including, without limitation, the right to vote, to receive dividends and other distributions, to exercise any preemptive rights or to receive any notice of meetings of stockholders or of any other proceedings of the Company.

                  13. In the event that one or more of the provisions of this Warrant Certificate shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Warrant Certificate, but this Warrant Certificate shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                  14. This Warrant Certificate shall be binding upon any successors or assigns of the Company.

                  15. This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to provisions thereof governing conflicts of law.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed and delivered by its officer hereunder duly authorized.

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                                       THE PATHWAYS GROUP, INC.

                                       By:

                                       Carey F. Daly II, President and
                                       Chief Executive Officer and Director

Countersigned:

Charles W. Dunn, Senior Vice President, Treasurer

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                             [Form of Subscription]

               (To be Executed by the Holder Desiring to Exercise
              Warrants Evidenced by the Within Warrant Certificate)

To:  THE PATHWAYS GROUP, INC.

                  The undersigned hereby irrevocable elects to exercise Warrants, evidenced by the within Warrant Certificate, for, and to purchase thereunder, full shares of Common Stock, par value $.01 per share, of The Pathways Group, Inc. issuable upon exercise of said Warrants and delivery of
$        in cash.

                  The  undersigned requests that certificates for such shares by
issued in the name of        .

SOCIAL SECURITY
OR TAX IDENTIFICATION NUMBER:_______________

____________________________________________

____________________________________________
(Please print name and address)


Date:_______________________           __________________
                                           (Signature)

                  If said number of Warrants shall not be all of the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:

_______________________________
(Please print name and address)

_______________________________

_______________________________
                  (Signature)

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NOTICE:           The signature on this subscription form must correspond with the name as written upon the face of the within Warrant Certificate, or upon the assignment thereof, in every particular, without alteration, enlargement, or any change whatsoever and must be guaranteed by a bank, other than a savings bank, or trust company having an office or correspondent in New York, New York, or by a firm having membership on a regional securities exchange and an office in New York, New York.

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                         TRANSFER OF WARRANT CERTIFICATE

                  For value received         hereby sells, assigns and
transfers unto        Warrants to purchase shares of Common Stock, par value
$.01 per share, of THE PATHWAYS GROUP, INC. (the "Company"), which Warrants are represented by the attached Warrant Certificate, and does hereby
irrevocably constitute and appoint        attorney to transfer such Warrants
on the books of such Company, with full power of substitution in the premises.

                                              ______________________
                                                    (Signature)

Social Security or other
Identifying Number of Transferor:____________________________________

Address of Assignee:_________________________________________________

_____________________________________________________________________

_____________________________________________________________________


Dated:___________________________________

In the Presence of:__________________________________________________

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                              NOTICE OF CONVERSION

                  The undersigned hereby irrevocably elects to convert, pursuant to Section 4 of the Warrant Certificate accompanying this Notice of Conversion, ______ Warrants into shares of the Common Stock of the Company.

                  The number of shares to be received by the undersigned shall be calculated in accordance with the provisions of Section 4 of the Warrant Certificate.

                                       ____________________________
                                       Name of Holder

                                       _____________________________
                                       Signature

                                       Address:

                                       ______________________________

                                       ______________________________


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